CAPITAL ONE FUNDS

(the “Trust”)

SUPPLEMENT DATED OCTOBER 22, 2008

TO THE PROSPECTUS DATED DECEMBER 14, 2007

At a special shareholder meeting held on October 21, 2008, shareholders of the Capital One Capital Appreciation Fund, Capital One Mid Cap Equity Fund, Capital One Total Return Bond Fund, Capital One U.S. Government Income Fund, Capital One Cash Reserve Fund and Capital One U.S. Treasury Money Market Fund (the “Funds”) approved the reorganization of each of the Funds into certain funds advised by Fidelity Management & Research Company (the “Reorganization”).

In connection with the Reorganization, which is scheduled to occur on or about November 21, 2008, the Trust has suspended the sale of shares of the Capital One Capital Appreciation Fund, Capital One Mid Cap Equity Fund, Capital One Total Return Bond Fund and Capital One U.S. Government Income Fund (the “Closed Funds”), effective as of the close of business on October 22, 2008. As such, purchase orders for shares of the Closed Funds to new investors will not be accepted by the Trust after October 22, 2008. Existing shareholders of the Closed Funds may continue to purchase shares of the Closed Funds until the Reorganization.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.

Investment Company Act File No. 811-05536

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